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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         SEARS ROEBUCK ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)

             Delaware                                        51-0080535
     (State of organization)                              (I.R.S. Employer
                                                          Identification No.)

                  3711 Kennett Pike, Greenville, Delaware 19807
               (address of principal executive offices) (zip code)

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

         Securities Act registration statement file number to which this form relates: 333-62847.

                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(b) OF THE ACT:

                                                    Name of each exchange
Title of each class                                 on which each class
to be so registered                                 is to be registered
-------------------                                 -------------------
6.95% Notes due October 23, 2038                    New York Stock Exchange

                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(g) OF THE ACT:

                                      None


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Item 1.    Description of Registrant's Securities to be Registered

                  Item 1 incorporates by reference the "Description of Debt Securities" on pages 6 to 11 of the Prospectus dated September 17, 1998 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-62847) and the "Description of Notes" on pages S-4 to S-5 of the Prospectus Supplement dated October 16, 1998 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-62847).

Item 2.    Exhibits

         4.1 Form of Indenture (incorporated by reference to Exhibit 4(a) to Amendment No. 1 to Registration Statement on Form S-3, Registration Statement No. 33-64215).

         4.2      Form of Registrant's 6.95% Notes due October 23, 2038.
















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                                    Signature

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Sears Roebuck Acceptance Corp.
                                            (Registrant)



Dated:  October 22,1998                     By:  /s/George F. Slook
                                                ----------------------------
                                                 George F. Slook
                                                 Vice President, Finance



















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                                  EXHIBIT INDEX


    Exhibit No.                                                         Page
    -----------                                                         ----

        4.1 Form of Indenture (incorporated by reference to Exhibit 4(a) to Amendment No. 1 to Registration Statement on Form S-3, Registration Statement
                   No. 33-64215).

        4.2        Form of Registrant's 6.95% Notes due October
                   23, 2038.

















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